Fixed Assets, Net	6 Months Ended
Jun. 30, 2020
Fixed Assets, Net
Fixed Assets, Net

3      Fixed assets, net

The Company took delivery of the following vessels in the six months ended June 30, 2020:

Company	Vessel Name	Year Built	TEU	Date of vessel delivery
Blackwell Seaways Inc.	Niledutch Lion	2008	8,626	January 23, 2020
Rewarding International Shipping Inc.	Phoebe	2005	8,463	April 14, 2020
Oceancarrier (No.1) Corp.	SM Charleston	2005	8,533	June 10, 2020

In the six months ended June 30, 2020, the Company installed scrubbers on nine of its vessels with total costs of $39.7 million. The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $408.4 million and $378.2 million as of June 30, 2020 and as of December 31, 2019, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

On May 12, 2020, the Company refinanced the existing leaseback obligation related to the vessels Hyundai Honour and Hyundai Respect with a new sale and leaseback arrangement amounting to $139.1 million with a four years term, at the end of which the Company will reacquire these vessels for an aggregate amount of $36.0 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. The Company incurred early termination fees amounting to $0.5 million, which are presented under “Other finance expenses” in the condensed consolidated statements of income. This new arrangement was recorded as a failed sale and leaseback by the Company with the net proceeds received recognized as a financial liability. The carrying value of these vessels amount to $277.0 million as of June 30, 2020.

The scheduled leaseback instalments subsequent to June 30, 2020 are as follows (in thousands):

Instalments due by period ended:
June 30, 2021	$30,916
June 30, 2022	30,916
June 30, 2023	30,915
Until May 2024	61,833
Total leaseback instalments	154,580
Less: Imputed interest	(19,351)
Total leaseback obligation	135,229
Less: Deferred finance costs, net	(4,054)
Less: Current leaseback obligation	(23,822)
Leaseback obligation, net of current portion	$107,353